SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 6, 2014

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2014, the Board of Directors of Discovery Laboratories, Inc. (the “Company”) approved cash bonus awards and equity awards for the Company’s current named executive officers, including the Company’s President, Chief Executive Officer and Chief Financial Officer, John G. Cooper, its Senior Vice President and Chief Operating Officer, Thomas F. Miller, Ph.D., its Senior Vice President, Research and Development, Russell G. Clayton, D.O., and its Senior Vice President, General Counsel and Corporate Secretary, Mary B. Templeton, Esq.

Mr. Cooper was awarded a cash bonus of $49,250 and was granted a stock option to purchase 100,000 shares of the Company’s common stock; Dr. Miller was awarded a cash bonus of $30,000 and was granted a stock option to purchase 60,000 shares of the Company’s common stock; Dr. Clayton was awarded a cash bonus of $27,126 and was granted a stock option to purchase 45,000 shares of the Company’s common stock; and Ms. Templeton was awarded a cash bonus of $21,867 and was granted a stock option to purchase 25,000 shares of the Company’s common stock.  The exercise price for the options is $2.58 per share of common stock, which was the closing price of the Company’s common stock on The Nasdaq Capital Market on March 6, 2014, the date of grant.  The options will vest in equal installments over the next three anniversaries of the date of grant.

Except as set forth above, there were no material changes to the employment and compensation arrangements for the current named executive officers.  The employment agreements for Dr. Clayton and Ms. Templeton will be filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2013, to be filed with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By	/s/ John G. Cooper
Name:	John G. Cooper
Title:	President, Chief Executive Officer, and Chief Financial Officer

Date:  March 11, 2014